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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5399

The New America High Income Fund, Inc
(Exact name of registrant as specified in charter)

33 Broad Street Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry, 33 Broad St., Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-263-6400

Date of fiscal year end:	12/31

Date of reporting period:	1/1/23 - 6/30/23

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form  N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form  N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

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Item 1.	Report to Stockholders

August 3, 2023

Dear Shareholder,

We are pleased to report to our shareholders on the results of The New America High Income Fund (the "Fund") for the six-month period ended June 30, 2023. The Fund's net asset value (the "NAV") was $7.85 as of June 30th. The market price for the Fund's shares ended the period at $6.65, representing a market price discount of 15.3%. The Fund paid dividends totaling $0.20 per share from earnings during the six-month period.

The Federal Reserve (the "Fed") continued its program of increasing interest rates in order to combat stubbornly high inflation. The Fed increased the federal funds rate three times during the period. Worries about the impact of higher interest rates and inflation on economic growth continued to weigh on investors' minds. The Fund's investment adviser—T. Rowe Price Associates—discusses the market environment and its market outlook in detail below.

As of June 30th, the Fund's outstanding borrowing through its credit facility (the "Facility") with the Bank of Nova Scotia was $84 million, unchanged from borrowings at year-end. The borrowing represented approximately 31% of the Fund's total assets. Amounts borrowed under the Facility bear interest at an adjustable rate based on a margin above the Secured Overnight Financing Rate. The interest rate on the Facility as of June 30th was 6.10%, well above the rate of 5.32% at year-end 2022 and more than double the 2.47% rate the Fund was paying on the Facility a year ago. The difference between the market-value weighted average current yield on the portfolio and the rate paid on the Facility has narrowed to 1.30 percentage points at June 30th, compared to a yield spread of 2.07 percentage points as of December 31, 2022 and 4.68 percentage points a year ago.

We remind our shareholders that there is no certainty that the dividend will remain at the current level. The dividend can be affected by portfolio results, the cost and amount of leverage, market conditions, the extent to which the portfolio is fully invested, and operating expenses, among other factors. In addition to increasing the amount of income available for the dividend, leverage magnifies the effect of price movements on the Fund's NAV per share. The Fund's leverage increased the Fund's total return in the positive high yield market of the first six months of the year. Of course, in a poorly performing high yield market, the leverage would decrease the Fund's total return.

	Total Returns for the Periods Ended June 30, 2023
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	5.68%	7.66%
New America High Income Fund (NAV and Dividends)*	11.64%	9.88%
Credit Suisse High Yield Index	9.35%	11.21%

Sources: Credit Suisse and The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total returns are calculated by determining the percentage change in net asset value or market price (as applicable) and assumes the reinvestment of dividends. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted.

The Credit Suisse High Yield Index is an unmanaged index. Unlike the Fund, the Index has no trading activity, expenses, or leverage.

*  Returns are historical and are calculated by determining the percentage change in NAV or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Because the Fund's shares may trade at either a discount or premium to the Fund's NAV per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in NAV and dividends. The variance between the Fund's total return based on stock price and dividends and the total return based on the Fund's NAV and dividends is due to the widening of the stock price discount to the NAV over the period.

Commentary by T. Rowe Price Associates, Inc.

Market Review

The high yield market returned 5.84% in the six months ended June 30, 2023, according to the Credit Suisse High Yield Index.

The collapse of two major regional banks in mid-March weighed on investor sentiment. Following a run on its deposits, Silicon Valley Bank fell into Federal Deposit Insurance Company ("FDIC") receivership, followed within days by New York-based Signature Bank. Reports of stressed balance sheets at other regional banks fed investors' concerns that problems in the industry—a key source of financing for commercial real estate and other smaller-size businesses—would result in a severe tightening in credit conditions. Working with other regulators, the Fed appeared to successfully stem the regional bank outflows, at least temporarily. Fed officials increased rates by a quarter point at their March 22 policy meeting but acknowledged that tighter credit conditions might lessen the need for further hikes.

The apparent containment of a potential regional banking crisis appeared to boost investor sentiment. Signs emerged in April that California's First Republic Bank was likely to follow similarly tech-focused Silicon Valley Bank into failure. The FDIC took the bank into receivership on May 1st, marking the second-biggest bank failure in U.S. history, but the stocks of other regional banks stabilized over the following weeks. News late in the second quarter that all 23 of the nation's largest banks had passed the Fed's stress tests also seemed to reassure investors.

During the period, improving economic data appeared to support the performance of risk assets. After falling in four of the previous five months, retail sales rose in both April and May. In addition, in May an unexpected increase in durable goods orders, a jump in the construction and sale of new homes, a positive reading on consumer sentiment and a solid rise in personal incomes further bolstered investors' outlook on the markets. Though weekly jobless claims spiked to their highest level in nearly two years in June, continuing claims fell over most of the quarter.

After raising rates by a quarter point at their early-May policy meeting, Fed officials held rates steady in June. However, they continued to insist that the battle against inflation had yet to be won—suggesting that June's lack of action was probably a "skip" instead of the widely anticipated "pause" in their rate-hiking program. In prepared testimony before Congress late in the quarter, Fed Chair Jerome Powell stated that "nearly all policymakers expect that it will be appropriate to raise interest rates somewhat further by the end of the year." As measured by futures contracts, expectations that the Fed would reverse course and begin cutting rates late in 2023 seemed to fade.

The yield spread between high yield bonds and U.S. Treasuries narrowed by 87 basis points during the six-month period as measured by the J.P. Morgan Global High Yield Index; however, the average yield on a high yield bond of over 9%, is indicative of attractive forward returns. Capital markets activity increased year-over-year, producing $95.6 billion in new high yield issues compared with $71 billion during the first half of 2022.

High yield companies' fundamentals remain resilient, driven by a number of factors: (1) the refinancing waves of 2020 and 2021 have kept interest coverage ratios high for fixed-rate capital structures, which also (2) pushed out near-term maturity walls, and (3) the relative resilience of the U.S. economy. While the U.S. high yield default rate increased quarter-over-quarter to 1.6% as of June 30th from 1.3% in March, default activity has been idiosyncratic and notably 31% of defaults in the period are repeat offenders. The J.P. Morgan par-weighted default rate increased to 1.64% from 0.84% in December, but remains well below its long-term average.

Portfolio Review

Credit selection in the wireless communications segment added value. Asurion, the leading provider of mobile protection services, was a notable contributor within the portfolio's loan asset class. We believe that Asurion's dominant market position, solid credit profile, near-term revenue projections (partly due to the recent extension of its contract with Verizon through the end of 2027), and an attractive coupon support our high conviction in the company.

The portfolio's allocation to bank loans aided relative performance, partly due to UKG (Ultimate Kronos Group), a provider of workforce management solutions and human resource management services. The company has a market-leading product suite, diversified and sticky customer base, and a recession-resilient recurring revenue profile. Our investment in the issuer's second-lien loans continued to generate solid gains.

Security selection in the health care industry was beneficial, partly due to for-profit hospital company Community Health Systems. Declines in contract labor costs, recovering volumes, and marginally better reimbursement rates are expected to contribute to improved performance for the company throughout 2023.

The portfolio's overweight in the entertainment and leisure segment contributed to relative results due to the continued post-Covid resurgence of live events, trips, and activities. Airlines, hotels, theme parks, and cruise ships have been among the better-performing industries in terms of earnings improvement as consumers continued to demonstrate a preference for experiential spending. We expect this trend to continue throughout the rest of 2023.

Leading audio company iHeartMedia was a meaningful detractor from performance, partly due to cyclical pressures in the radio industry. When there is a pullback in the broader economy, advertising spending is typically one of the first expenses that companies reduce or eliminate. Therefore, iHeartMedia's results are highly sensitive to the macroeconomic environment. Terrestrial radio also faces a difficult secular outlook amid significant competition in digital audio from large, well-capitalized companies including Apple, Amazon, and SiriusXM. However, we believe iHeartMedia's scale and breadth of digital assets should continue to support significant free cash flow generation.

Credit selection and the portfolio's overweight in the cable operators reduced portfolio returns. DISH Network has faced delays in overhauling its spectrum as it moves into the wholesale wireless market. Additionally, in February the company disclosed a data breach that potentially included personal customer information. Despite the challenges the company has faced in rolling out its wireless network, they have made significant progress—reaching over 20% of the U.S. population in June 2022—and are poised to enter the wireless market as a facilities-based provider of wireless services with a nationwide consumer offering, competing with Verizon, AT&T, and T-Mobile.

Security selection in the CCC rating tier also weighed on investment performance, partly due to Altice France, a wireless telecommunications services and cable provider whose first quarter results were weaker than expected. The issuer's underperformance was largely the result of its split CCC rated capital structure and concerns about a 2025 debt maturity. However, we expect the company will be able to access capital markets to refinance the debt well ahead of maturity. Altice could also potentially use asset sales to deleverage. As with all the names in which we invest, we continue to monitor developments closely.

Outlook

Financial conditions and lending standards have been tightening for over a year as the Fed and most developed market central banks aggressively raised short-term interest rates to combat inflation. These tighter financial conditions have resulted in historically light new issuance which, combined with manageable cash flows, have created positive technical conditions in the high yield market. Despite modest cash inflows, the need to reinvest coupon payments has fostered strong demand for new deals, while the absence of significant outflows has supported high yield bond prices in the secondary market.

As a result of the challenging macro economic environment and tighter financial conditions, we anticipate the high yield bond market default rate may continue to move toward to its long-term average of 3-4% annually over the near to medium term, although we believe it will remain well below levels seen during previous recessionary periods. Furthermore, the asset class continues to provide attractive yields, and we believe investors will be fairly compensated for accepting somewhat higher default risk.

High yield bonds have never experienced two consecutive years of negative returns. Years in which the asset class sells off, as it did in 2022, have historically been followed by multiyear periods of positive returns. Given the current relatively high-quality nature of the asset class—roughly 60% is composed of BB rated bonds—we believe this trend may continue.

Sincerely,

Ellen E. Terry President The New America High Income Fund, Inc.	Rodney Rayburn Vice President T. Rowe Price Associates, Inc.

Past performance is no guarantee of future results. The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and T. Rowe Price Associates, Inc. disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations or indicative of the Fund's portfolio as a whole.

The New America High Income Fund, Inc.

Industry Summary June 30, 2023 (Unaudited)	As a Percent of Total Investments*
Energy	11.65%
Financial	9.17%
Automotive	8.19%
Services	7.54%
Cable Operators	7.46%
Healthcare	7.18%
Entertainment & Leisure	5.22%
Information Technology	5.16%
Broadcasting	4.92%
Utilities	4.55%
Gaming	4.13%
Wireless Communications	2.69%
Airlines	2.37%
Container	2.03%
Retail	1.92%
Chemicals	1.86%
Manufacturing	1.86%
Aerospace & Defense	1.83%
Metals & Mining	1.81%
Building Products	1.77%
Satellites	1.35%
Building & Real Estate	0.93%
Food/Tobacco	0.88%
Restaurants	0.77%
Real Estate Investment Trust Securities	0.74%
Supermarkets	0.60%
Consumer Products	0.58%
Lodging	0.47%
Transportation	0.26%
Other Telecommunications	0.11%
Total Investments	100.00%

*  Percentages do not match the industry percentages in the Schedule of Investments because due to the Fund's leverage total investments exceed net assets by 1.43 times.

Moody's Investors Service Ratings (1) June 30, 2023 (Unaudited)	As a Percent of Total Investments
Baa2	0.14%
Baa3	3.74%
Total Baa	3.88%
Ba1	4.12%
Ba2	10.35%
Ba3	16.96%
Total Ba	31.43%
B1	17.50%
B2	12.88%
B3	16.96%
Total B	47.34%
Caa1	5.34%
Caa2	8.55%
Caa3	0.36%
Total Caa	14.25%
Unrated	2.33%
Equity	0.77%
Total Investments	100.00%

(1)  SOURCE: Moody's Investors Service, Inc. This table compiles the ratings assigned by Moody's to the Fund's holdings.

The New America High Income Fund, Inc.

Performance Overview (Unaudited)

Average Annual Total Returns for the Periods Ended June 30, 2023	One Year	Five Years	Ten Years
Fund at NAV	11.64%	3.71%	5.59%
Fund at Market Price	5.68%	2.64%	4.13%
Credit Suisse High Yield Index	9.35%	3.19%	4.31%

Sources: Credit Suisse and The New America High Income Fund, Inc. Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends. The Credit Suisse High Yield Index (the "Index") is an unmanaged index. Unlike the Fund, the Index has no trading activity, expenses or leverage.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change stock price or NAV with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Because the Fund's shares may trade at either a discount or premium to the Fund's NAV per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in NAV and dividends.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2023 (Unaudited) (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — 134.15% (d)(f)
Aerospace & Defense — 2.51%
$260	Spirit Aerosystems, Inc., Senior Notes, 9.375%, 11/30/29 (g)	Ba2	$278
565	Transdigm Holdings UK, plc, Senior Notes, 5.50%, 11/15/27	B3	532
1,830	Transdigm Holdings UK, plc, Senior Notes, 6.25%, 03/15/26 (g)	Ba3	1,821
720	Transdigm Holdings UK, plc, Senior Notes, 6.375%, 06/15/26	B3	708
745	Transdigm Holdings UK, plc, Senior Notes, 6.75%, 08/15/28 (g)	Ba3	747
515	Transdigm Holdings UK, plc, Senior Notes, 7.50, 03/15/27	B3	514
			4,600
Airlines — 3.04%
1,015	American Airlines Inc., Senior Notes, 5.75%, 04/20/29 (g)	Ba2	985
2,320	American Airlines Inc., Senior Notes, 11.75%, 07/15/25 (g)	Ba3	2,540
725	Delta Airlines, Senior Notes, 7.375%, 01/15/26	Baa3	756
608	Mileage Plus Holdings, LLC, Senior Notes, 6.50%, 06/20/27 (g)	Baa3	609
760	United Airlines Holdings, Inc., Senior Notes, 4.625%, 04/15/29 (g)	Ba1	693
			5,583
Automotive — 11.25%
800	Adient Global Holdings, Seniro Notes, 8.25% 04/15/31 (g)	B3	815
270	Benteler International AG, Senior Notes, 10.50%, 05/15/28 (g)	Ba3	271
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$405	Clarios Global LP, Senior Notes, 6.75%, 05/15/28 (g)	B1	$403
1,730	Clarios Global LP, Senior Notes, 8.50%, 05/15/27 (g)	Caa1	1,734
552	Dana Financing Lux SARL, Senior Notes, 8.50%, 07/15/31 (g) (EUR)	B1	621
1,470	Dana Inc., Senior Notes, 5.625%, 06/15/28	B1	1,385
335	Dornoch Debt Merger, Senior Notes, 6.625%, 10/15/29 (g)	Caa2	270
3,323	Ford Motor Company, Senior Notes, 6.10%, 08/19/32	Ba2	3,189
70	Ford Motor Company, Senior Notes, 7.45%, 07/16/31	Ba2	74
480	Ford Motor Company, Senior Notes, 9.625%, 04/22/30	Ba2	557
260	Ford Motor Credit Company, LLC, Senior Notes, 4.95%, 05/28/27	Ba2	245
655	Ford Motor Credit Company, LLC, Senior Notes, 6.95%, 03/06/26	Ba2	658
655	Ford Motor Credit Company, LLC, Senior Notes, 7.35%, 03/06/30	Ba2	668
1,325	Ford Motor Credit Company, LLC, Senior Notes, 7.35%, 11/04/27	Ba2	1,355
718	Goodyear Tire and Rubber Company, Senior Notes, 5%, 07/15/29	B2	645
1,585	Goodyear Tire and Rubber Company, Senior Notes, 5.25%, 07/15/31	B2	1,371
995	Goodyear Tire and Rubber Company, Senior Notes, 5.625%, 04/30/33	B2	868
305	Jaguar land Rover Automotive Plc, Senior Notes, 5.875%, 01/15/28 (g)	B1	277

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2023 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$535	LCM Investments Holdings II, LLC, Senior Notes, 4.875%, 05/01/29 (g)	B2	$455
945	Metis Merger, LLC, Senior Notes, 6.50%, 05/15/29 (g)	Caa2	813
3,500	Rivian Holdings LLC, Senior Notes, 10.931%, 10/15/26 (g)	(e)	3,373
170	ZF North America Capital, Inc., Senior Notes, 6.875%, 04/14/28 (g)	Ba1	171
415	ZF North America Capital, Inc., Senior Notes, 7.125%, 04/14/30 (g)	Ba1	421
			20,639
Broadcasting — 6.81%
540	Clear Channel Outdoor Holdings, Inc., Senior Notes, 7.50%, 06/01/29 (g)	Caa2	400
1,080	Clear Channel Outdoor Holdings, Inc., Senior Notes, 7.75%, 04/15/28 (g)	Caa2	848
1,130	CMG Media Corporation, Senior Notes, 8.875%, 12/15/27 (g)	Caa1	802
875	Gray Escrow II, Inc., Senior Notes, 5.375%, 11/15/31 (g)	B3	577
433	iHeart Communications, Inc., Senior Notes, 5.25%, 08/15/27 (g)	B1	330
2,945	iHeart Communications, Inc., Senior Notes, 8.375%, 05/01/27	Caa1	1,958
74	Lamar Media Corporation, Senior Notes, 4%, 02/15/30	Ba3	65
681	Lamar Media Corporation, Senior Notes, 4.875%, 01/15/29	Ba3	634
1,570	Midas Opco Holdings LLC, Senior Notes, 5.625%, 08/15/29 (g)	B2	1,350
805	Neptune Bidco US, Inc., Senior Notes, 9.29%, 04/15/29 (g)	B2	736
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$145	Outfront Media Capital, LLC, Senior Notes, 4.25%, 01/15/29 (g)	B2	$121
460	Scripps Escrow, Inc., Senior Notes, 5.875%, 07/15/27 (g)	B3	377
1,285	Sirius XM Radio, Inc., Senior Notes, 4%, 07/15/28 (g)	Ba3	1,108
740	Sirius XM Radio, Inc., Senior Notes, 4.125%, 07/01/30 (g)	Ba3	604
620	Sirius XM Radio, Inc., Senior Notes, 5%, 08/01/27 (g)	Ba3	572
665	Townsquare Media, Inc., Senior Notes, 6.875%, 02/01/26 (g)	B2	637
131	Univision Communications, Inc., Senior Notes, 4.50%, 05/01/29 (g)	B1	112
720	Univision Communications, Inc., Senior Notes, 6.625%, 06/01/27 (g)	B1	697
590	Univision Communications, Inc., Senior Notes, 7.375%, 06/30/30 (g)	B1	560
			12,488
Building & Real Estate — 1.33%
300	Brookfield Residential Properties, Senior Notes, 6.25%, 09/15/27 (g)	B1	275
180	Castle UK Finco, Plc, Senior Notes, 7%, 05/15/29 (g) (GBP)	B1	182
735	Cushman & Wakefield U.S. Borrower, LLC, Senior Notes, 6.75%, 05/15/28 (g)	Ba3	665
645	Howard Hughes Corporation, Senior Notes, 4.125%, 02/01/29 (g)	Ba3	534
345	Howard Hughes Corporation, Senior Notes, 4.375%, 02/01/31 (g)	Ba3	275
570	Howard Hughes Corporation, Senior Notes, 5.375%, 08/01/28 (g)	Ba3	507
			2,438

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2023 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
Building Products — 2.53%
$210	Advanced Drainage Systems Inc., Senior Notes, 6.375%, 06/15/30 (g)	Ba2	$208
450	Cascades Inc., Senior Notes, 5.375%, 01/15/28 (g)	Ba3	421
355	Graphic Packaging International, LLC, Senior Notes, 3.75%, 02/01/30 (g)	Ba2	307
625	New Enterprise Stone and Lime Company, Inc., Senior Notes, 5.25%, 07/15/28 (g)	B2	570
810	PGT Innovations, Inc., Senior Notes, 4.375%, 10/01/29 (g)	B1	757
395	Specialty Building Products Holdings, LLC, Senior Note, 6.375%, 09/30/26 (g)	B3	372
475	SRS Distribution, Inc., Senior Notes, 6%, 12/01/29 (g)	Caa2	410
1,020	Summit Materials LLC, Senior Notes, 5.25%, 01/15/29 (g)	Ba3	954
640	Summit Materials LLC, Senior Notes, 6.50%, 03/15/27 (g)	Ba3	636
			4,635
Cable Operators — 10.67%
1,285	Altice Financing S.A., Senior Notes, 5%, 01/15/28 (g)	B3	1,022
795	Altice Financing S.A., Senior Notes, 5.75%, 08/15/29 (g)	B3	614
795	Altice France S.A., Senior Notes, 5.50%, 10/15/29 (g)	B2	573
2,340	Altice France S.A., Senior Notes, 6%, 02/15/28 (g)	Caa2	1,129
1,385	Altice France S.A., Senior Notes, 10.50%, 05/15/27 (g)	Caa2	834
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$995	C&W Senior Financing Designated Activity, Senior Notes, 6.875%, 09/15/27 (g)	B2	$864
720	CCO Holdings, LLC, Senior Notes, 4.50%, 08/15/30 (g)	B1	598
1,090	CCO Holdings, LLC, Senior Notes, 4.50%, 06/01/33 (g)	B1	853
325	CCO Holdings, LLC, Senior Notes, 5.375%, 06/01/29 (g)	B1	293
3,050	CCO Holdings, LLC, Senior Notes, 6.375%, 09/01/29 (g)	B1	2,867
1,425	CCO Holdings, LLC, Senior Notes, 7.375%, 03/01/31 (g)	B1	1,386
880	CSC Holdings, LLC, Senior Notes, 5.75%, 01/15/30 (g)	Caa1	414
1,410	CSC Holdings, LLC, Senior Notes, 6.50%, 02/01/29 (g)	B1	1,137
895	CSC Holdings, LLC, Senior Notes, 7.50%, 04/01/28 (g)	Caa1	510
465	Direct TV Financing, LLC, Senior Notes, 5.875%, 08/15/27 (g)	Ba3	420
580	Dish DBS Corporation, Senior Notes, 5.125%, 06/01/29	B3	270
480	Dish DBS Corporation, Senior Notes, 5.25%, 12/01/26 (g)	Ba3	385
625	Dish DBS Corporation, Senior Notes, 5.75%, 12/01/28 (g)	Ba3	465
450	Dish DBS Corporation, Senior Notes, 7.375%, 07/01/28	B3	241
935	Dish DBS Corporation, Senior Notes, 7.75%, 07/01/26	B3	573
1,295	Dish DBS Corporation, Senior Notes, 11.75%, 11/15/27 (g)	Ba3	1,264
630	GCI, LLC, Senior Notes, 4.75%, 10/15/28 (g)	B3	537
202	LCPR Senior Secured Notes, 6.75%, 10/15/27 (g)	B1	189

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2023 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$570	Radiate Holdco LLC, Senior Notes, 6.50%, 09/15/28 (g)	Caa3	$329
2,190	VMed O2 UK Financing I, plc, Senior Notes, 4.75%, 07/15/31 (g)	Ba3	1,809
			19,576
Chemicals — 2.66%
625	Avient Corporation, Senior Notes, 7.125%, 08/01/30 (g)	Ba3	630
111	Compass Minerals International, Inc., Senior Notes, 6.75%, 12/01/27 (g)	B1	107
870	CVR Partners, L.P., Senior Notes, 6.125%, 06/15/28 (g)	B1	753
847	GPD Companies, Inc,. Senior Notes, 10.125%, 04/01/26 (g)	B3	781
480	Methanex Corporation, Senior Notes, 5.125%, 10/15/27	Ba1	446
280	Methanex Corporation, Senior Notes, 5.25%, 12/15/29	Ba1	255
490	Tronox, Inc., Senior Notes, 4.625%, 03/15/29 (g)	B1	408
920	Windsor Holdings III, LLC, Senior Notes, 8.50%, 06/15/30 (g)	B2	913
715	W.R. Grace Holdings LLC, Senior Notes, 5.625%, 08/15/29 (g)	B3	584
			4,877
Consumer Products — .83%
464	Life Time, Inc., Senior Notes, 8%, 04/15/26 (g)	Caa2	458
574	Life Time, Inc., Senior Notes, 5.75%, 01/15/26 (g)	B2	558
635	Wolverine World Wide, Inc., Senior Notes, 4%, 08/15/29 (g)	B1	506
			1,522
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
Container — 2.9%
$1,000	Ardagh Packaging Finance, Plc, Senior Notes, 4%, 09/01/29 (g)	Caa1	$790
435	Ardagh Metal Packaging S.A., Senior Notes, 6%, 06/15/27 (g)	Ba3	427
1,070	Ball Corporation, Senior Notes, 6%, 06/15/29	Ba1	1,059
905	Ball Corporation, Senior Notes, 6.875%, 03/15/28	Ba1	921
250	Sealed Air Corporation, Senior Notes, 5%, 04/15/29 (g)	Ba2	232
295	Sealed Air Corporation, Senior Notes, 6.125%, 02/01/28 (g)	Ba2	292
260	Sealed Air Corporation, Senior Notes, 6.875%, 07/15/33 (g)	Ba2	270
180	Trident TPI Holdings, Inc., Senior Notes, 12.75%, 12/31/28 (g)	Caa2	186
1,200	Trivium Packaging Finance B.V., Senior Notes, 8.50%, 08/15/27 (g)	Caa2	1,150
			5,327
Energy -16.50%
685	Aethon United BR, LP, Senior Notes, 8.25% 02/15/26 (g)	B3	673
125	Antero Resources Corporation, Senior Notes, 7.625%, 02/01/29 (g)	Ba2	127
270	Archrock Partners, L.P., Senior Notes, 6.875%, 04/01/27 (g)	B2	258
1,175	Chesapeake Energy Corporation, Senior Notes, 6.75%, 04/15/29 (g)	Ba2	1,165
800	Citgo Petroleum Corporation, Senior Notes, 7%, 06/15/25 (g)	B3	784
270	Civitas Resources, Inc., Senior Notes, 8.375%, 07/01/28 (g)	B1	273

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2023 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$400	Civitas Resources, Inc., Senior Notes, 8.75%, 07/01/31 (g)	B1	$405
530	Comstock Resources, Inc., Senior Notes, 5.875%, 01/15/30 (g)	B2	458
340	Comstock Resources, Inc., Senior Notes, 6.75%, 03/01/29 (g)	B2	311
1,140	Crescent Energy Finance, Senior Notes, 7.25%, 05/01/26 (g)	B1	1,069
275	Crescent Energy Finance, Senior Notes, 9.25%, 02/15/28 (g)	B1	266
215	Crestwood Midstream Partners, L.P., Senior Notes, 6%, 02/01/29 (g)	Ba3	201
525	Crestwood Midstream Partners, L.P., Senior Notes, 7.375%, 02/01/31 (g)	Ba3	518
795	DCP Midstream, LLC, Senior Notes, 6.75%, 09/15/37 (g)	Baa3	841
470	DCP Midstream, LLC, Senior Notes, 8.125%, 08/16/30	Baa3	528
598	Endeavor Energy Resources, L.P., Senior Notes. 5.75%, 01/30/28 (g)	Ba2	583
625	Ferrellgas, L.P., Senior Notes, 5.375%, 04/01/26 (g)	B2	580
650	Ferrellgas, L.P., Senior Notes, 5.875%, 04/01/29 (g)	B2	544
440	Gulfport Energy Corporation, Senior Notes, 8%, 05/17/26 (g)	B3	442
305	HilCorp Energy, L.P., Senior Notes, 5.75%, 02/01/29 (g)	Ba3	277
385	HilCorp Energy, L.P., Senior Notes, 6%, 02/01/31 (g)	Ba3	346
240	HilCorp Energy, L.P., Senior Notes, 6%, 04/15/30 (g)	Ba3	218
210	HilCorp Energy, L.P., Senior Notes, 6.25%, 04/15/32 (g)	Ba3	188
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$1,420	Kinetik Holdings, L.P., Senior Notes, 5.875%, 06/15/30 (g)	Ba1	$1,346
1,505	Magnolia Oil and Gas Operating LLC, Senior Notes, 6%, 08/01/26 (g)	B2	1,456
1,350	NGL Energy Partners L.P., Senior Notes, 7.50%, 02/01/26 (g)	B2	1,330
345	Nustar Logistics, L.P., Senior Notes, 5.75%, 10/01/25	Ba3	336
1,190	Nustar Logistics, L.P., Senior Notes, 6%, 06/01/26	Ba3	1,160
755	Occidental Petroleum Corporation, Senior Notes, 6.20%, 03/15/40	Baa3	744
100	Occidental Petroleum Corporation, Senior Notes, 6.45%, 09/15/36	Baa3	103
230	Occidental Petroleum Corporation, Senior Notes, 6.625%, 09/01/30	Baa3	238
285	Occidental Petroleum Corporation, Senior Notes, 7.50%, 05/01/31	Baa3	311
180	Occidental Petroleum Corporation, Senior Notes, 7.875%, 09/15/31	Baa3	200
790	Occidental Petroleum Corporation, Senior Notes, 7.95%, 06/15/39	Baa3	889
1,190	Occidental Petroleum Corporation, Senior Notes, 8.875%, 07/15/30	Baa3	1,364
660	Petroleos Mexicanos, Senior Notes, 6.625%, 06/15/35	B1	459
270	Range Resources, Corporation, Senior Notes, 4.75%, 02/15/30 (g)	Ba3	243
215	Range Resources, Corporation, Senior Notes, 8.25%, 01/15/29	Ba3	223
315	Rockcliff Energy II LLC, Senior Notes, 5.50%, 10/15/29 (g)	B3	287

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2023 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$320	Solaris Midstream Holdings, LLC, Senior Notes, 7.625%, 04/01/26 (g)	B3	$310
420	Southwestern Energy Company, Senior Notes, 4.75%, 02/01/32	Ba2	369
635	Tallgrass Energy Partners, L.P., Senior Notes, 6%, 09/01/31 (g)	B1	548
405	Tallgrass Energy Partners, L.P., Senior Notes, 6%, 03/01/27 (g)	B1	381
1,170	Tallgrass Energy Partners, L.P., Senior Notes, 6%, 12/31/30 (g)	B1	1,030
370	Tallgrass Energy Partners, L.P., Senior Notes, 7.50%, 10/01/25 (g)	B1	369
435	Targa Resources Partners, L.P., Senior Notes, 6.875%, 01/15/29	Baa3	440
375	Transocean, Inc., Senior Notes, 8.75%, 02/15/30 (g)	B2	381
1,380	Venture Global Calcasieu Pass, LLC, Senior Notes, 6.25%, 01/15/30 (g)	Ba2	1,363
665	Venture Global LNG, Inc., Senior Notes, 8.125%, 06/01/28 (g)	B1	670
2,130	Venture Global LNG, Inc., Senior Notes, 8.375%, 06/01/31 (g)	B1	2,133
585	Vermilion Energy, Inc., Senior Notes, 6.875%, 05/01/30 (g)	B3	540
			30,278
Entertainment & Leisure — 7.47%
45	Carnival Corporation, Senior Notes, 6%, 05/01/29 (g)	B3	40
1,935	Carnival Corporation, Senior Notes, 7.625%, 03/01/26 (g)	B3	1,891
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$1,020	Carnival Corporation, Senior Notes, 10.50%, 06/01/30 (g)	B3	$1,081
910	CDI Escrow, Senior Notes, 5.75%, 04/01/30 (g)	B1	845
245	Cedar Fair, L. P., Senior Notes, 5.25%, 07/15/29	B3	223
1,340	Cinemark USA, Inc., Senior Notes, 5.25%, 07/15/28 (g)	B3	1,186
625	Live Nation Entertainment Inc., Senior Notes, 4.75%, 10/15/27 (g)	B2	583
370	Motion Finco, Senior Notes, 7.375%, 06/15/30 (g) (EUR)	B2	401
730	NCL Corporation Ltd., Senior Notes, 5.875%, 03/15/26 (g)	Caa1	684
340	NCL Corporation Ltd., Senior Notes, 5.875%, 02/15/27 (g)	B1	331
215	NCL Finance, Ltd., Senior Notes, 6.125%, 03/15/28 (g)	Caa1	195
325	NCL Corporation Ltd., Senior Notes, 7.75%, 02/15/29 (g)	Caa1	308
555	Royal Caribbean Cruises, Ltd., Senior Notes, 5.375%, 07/15/27 (g)	B3	519
480	Royal Caribbean Cruises, Ltd., Senior Notes, 5.50%, 04/01/28 (g)	B3	447
635	Royal Caribbean Cruises, Ltd., Senior Notes, 5.50%, 08/31/26 (g)	B3	602
620	Royal Caribbean Cruises, Ltd., Senior Notes, 9.25%, 01/15/29 (g)	B2	660
985	Royal Caribbean Cruises, Ltd., Senior Notes, 11.625%, 08/15/27 (g)	B3	1,071
960	SeaWorld Parks & Entertainment, Inc.,Senior Notes, 5.25%, 08/15/29 (g)	B3	862
730	Six Flags Entertainment, Inc., Senior Notes, 5.50%, 04/15/27 (g)	B3	690
1,110	Six Flags Entertainment, Inc., Senior Notes, 7.25%, 05/15/31 (g)	B3	1,081
			13,700

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2023 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
Financial — 12.95%
$840	Acrisure, LLC, Senior Notes, 7%, 11/15/25 (g)	Caa2	$813
1,925	Acrisure, LLC, Senior Notes, 10.125%, 08/01/26 (g)	Caa2	1,968
315	Alliant Holdings, Senior Notes, 5.875%, 11/01/29 (g)	Caa2	277
1,135	Alliant Holdings, Senior Notes, 6.75%, 10/15/27 (g)	Caa2	1,067
295	AmWins Group, Inc., Senior Notes, 4.875%, 06/30/29 (g)	B3	266
660	Apollo Commercial Real Estate Finance, Inc., Senior Notes, 4.625%, 06/15/29 (g)	Ba3	514
475	Cobra Acquisition Company, LLC, Senior Notes, 6.375%, 11/01/29 (g)	B2	335
1,665	Enact Holdings, Inc., Senior Notes, 6.50%, 08/15/25 (g)	Baa3	1,632
1,225	GTCR AP Finance, Inc., Senior Notes, 8%, 05/15/27 (g)	Caa2	1,196
790	Hub Holdings LLC, Senior Notes, 5.625%, 12/1/29 (g)	Caa2	708
725	Hub Holdings LLC, Senior Notes, 7%, 05/01/26 (g)	Caa2	721
1,585	Hub Holdings LLC, Senior Notes, 7.25%, 06/15/30 (g)	B2	1,633
460	Icahn Enterprises, L.P., Senior Notes, 6.25%, 05/15/26	Ba3	420
490	Jane Street Group LLC, Senior Notes, 4.50%, 11/15/29 (g)	Ba2	421
785	Jones DesLauriers Insurance Mananagement, Inc., Senior Notes, 8.50%, 03/15/30 (g)	B2	801
505	LPL Holdings, Inc., Senior Notes, 4%, 03/15/29 (g)	Baa3	441
75	LPL Holdings, Inc., Senior Notes, 4.375%, 05/15/31 (g)	Baa3	64
480	Midcap Financial Issuer Trust, Senior Notes, 5.625%, 01/15/30 (g)	B1	381
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$950	Midcap Financial Issuer Trust, Senior Notes, 6.50%, 05/01/28 (g)	B1	$841
685	Navient Corporation, Senior Notes, 4.875%, 03/15/28	Ba3	586
500	Navient Corporation, Senior Notes, 5%, 03/15/27	Ba3	447
630	Navient Corporation, Senior Notes, 5.50%, 03/15/29	Ba3	535
215	Navient Corporation, Senior Notes, 6.75%, 06/15/26	Ba3	208
1,495	Navient Corporation, Senior Notes, 9.375%, 07/25/30	Ba3	1,480
325	OneMain Finance Corporation, Senior Notes, 3.50%, 01/15/27	Ba2	278
305	OneMain Finance Corporation, Senior Notes, 5.375%, 11/15/29	Ba2	260
610	OneMain Finance Corporation, Senior Notes, 6.625%, 01/15/28	Ba2	573
810	OneMain Finance Corporation, Senior Notes, 6.875%, 03/15/25	Ba2	800
300	OneMain Finance Corporation, Senior Notes, 7.125%, 03/15/26	Ba2	294
375	OneMain Finance Corporation, Senior Notes, 9%, 01/15/29	(e)	378
840	PennyMac Financial Services, Inc., Senior Notes, 4.25%, 02/15/29 (g)	Ba3	676
300	PennyMac Financial Services, Inc., Senior Notes, 5.375%, 10/15/25 (g)	Ba3	283
790	Prog Holdings, Inc., Senior Notes, 6%, 11/15/29 (g)	B1	696
235	Ryan Specialty Group, Senior Notes, 4.375%, 02/01/30 (g)	B1	207
335	SLM Corporation, Senior Notes, 4.20%, 10/29/25	Ba1	311

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2023 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$465	Starwood Property Trust, Senior Notes, 4.375%, 01/15/27 (g)	Ba3	$400
320	United Wholesale Mortgage, LLC, Senior Notes, 5.50%, 04/15/29 (g)	Ba3	274
635	United Wholesale Mortgage, LLC, Senior Notes, 5.75%, 06/15/27 (g)	Ba3	578
			23,763
Food/Tobacco — 1.25%
220	B&G Foods, Inc., Senior Notes, 5.25%, 04/01/25	Caa1	209
610	BellRing Brands, Senior Notes, 7%, 03/15/30 (g)	B2	614
520	Chobani LLC, Senior Notes, 7.50%, 04/15/25 (g)	Caa2	517
685	Darling Ingredients, Inc., Senior Notes, 6%, 06/15/30 (g)	Ba2	667
345	Triton Water Holdings, Inc., Senior Notes 6.25%, 04/01/29 (g)	Caa2	295
			2,302
Gaming — 5.90%
545	Caesar's Resorts, Senior Notes, 7%, 02/15/30 (g)	Ba3	546
2,065	Caesar's Resorts, Senior Notes, 8.125%, 07/01/27 (g)	B3	2,109
580	Churchill Downs, Inc., Senior Notes, 6.75%, 05/01/31 (g)	B1	573
275	Cirsa Finance International, S.A.R.L., Senior Notes, 4.50%, 03/15/27 (g) (EUR)	B3	274
100	Cirsa Finance International, S.A.R.L., Senior Notes, 10.375%, 11/30/27 (g) (EUR)	B3	117
235	International Game Technology Plc, Senior Notes, 4.125%, 04/15/26 (g)	Ba1	222
375	International Game Technology Plc, Senior Notes, 5.25%, 01/15/29 (g)	Ba1	354
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$1,170	International Game Technology Plc, Senior Notes, 6.25%, 01/15/27 (g)	Ba1	$1,163
120	Lottomatica SpA, Senior Notes, 7.125%, 06/01/28 (g) (EUR)	Ba3	134
435	MGM Growth Prop. Operating Partnership L.P., Senior Notes, 5.75%, 02/01/27	Ba1	426
500	Midwest Gaming Borrower, LLC, Senior Notes, 4.875%, 05/01/29 (g)	B3	443
475	Playtika Holding Corporation, Senior Notes, 4.25%, 03/15/29 (g)	B2	423
335	Sands China Ltd., Senior Notes, 4.875%, 06/18/30	Baa2	298
565	SC Games Holdings, Senior Notes, 6.625%, 03/01/30 (g)	Caa2	497
530	Scientific Games International Inc., Senior Notes, 7%, 05/15/28 (g)	B3	527
1,390	Scientific Games International Inc., Senior Notes, 7.25%, 11/15/29 (g)	B3	1,392
995	Wynn Macau Ltd., Senior Notes, 5.50%, 10/01/27 (g)	B2	886
450	Wynn Macau Ltd., Senior Notes, 5.50%, 01/15/26 (g)	B2	418
23	Wynn Resorts Finance, LLC, Senior Notes, 7.125%, 02/15/31 (g)	B2	23
			10,825
Healthcare — 9.59%
780	AdaptHealth, LLC, Senior Notes, 5.125%, 03/01/30 (g)	B1	632
1,240	Athena Health Group, Inc., Senior Notes, 6.50%, 02/15/30 (g)	Caa2	1,038
1,415	Avantor Funding, Inc., Senior Notes, 4.625%, 07/15/28 (g)	B2	1,311
830	CHS/Community Health Systems, Inc, Senior Notes, 5.25%, 05/15/30 (g)	B3	654
455	CHS/Community Health Systems, Inc, Senior Notes, 6%, 01/15/29 (g)	B3	383

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2023 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$1,165	CHS/Community Health Systems, Inc, Senior Notes, 6.125%, 04/01/30 (g)	Caa2	$699
990	CHS/Community Health Systems, Inc, Senior Notes, 6.875%, 04/15/29 (g)	Caa2	614
1,100	CHS/Community Health Systems, Inc, Senior Notes, 8%, 12/15/27 (g)	B3	1,056
990	DaVita Healthcare Partners, Inc., Senior Notes, 4.625%, 06/01/30 (g)	B1	849
280	Iqvia, Inc., Senior Notes, 6.50%, 05/15/30 (g)	Ba2	283
385	Legacy Lifepoint Health, Senior Notes, 6.75%, 04/15/25 (g)	B2	356
940	Medline Borrower, L.P., Senior Notes, 5.25%, 10/01/29 (g)	Caa1	815
570	Molina Healthcare, Inc., Senior Notes, 4.375%, 06/15/28 (g)	Ba3	524
735	Organon & Company, Senior Notes, 5.125%, 04/30/31 (g)	B1	606
1,050	Select Medical Corporation, Senior Notes, 6.25%, 08/15/26 (g)	B3	1,029
700	Tenet Healthcare Corporation, Senior Notes, 4.375%, 01/15/30	B1	632
780	Tenet Healthcare Corporation, Senior Notes, 6.125%, 06/15/30	B1	766
1,640	Tenet Healthcare Corporation, Senior Notes, 6.125%, 10/01/28	B3	1,576
405	Tenet Healthcare Corporation, Senior Notes, 6.75%, 05/15/31 (g)	B1	406
424	Tenet Healthcare Corporation, Senior Notes, 6.875%, 11/15/31	B3	420
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$630	Teva Pharma Finance Netherlands III BV, Senior Notes, 4.75%, 05/09/27	Ba2	$583
1,240	Teva Pharma Finance Netherlands III BV, Senior Notes, 5.125%, 05/09/29	Ba2	1,125
465	Teva Pharma Finance Netherlands III BV, Senior Notes, 6.75%, 03/01/28	Ba2	457
455	Teva Pharma Finance Netherlands III BV, Senior Notes, 7.875%, 09/15/29	Ba2	470
310	Teva Pharma Finance Netherlands III BV, Senior Notes, 8.125%, 09/15/31	Ba2	324
			17,608
Information Technology — 7.00%
340	Boxer Parent Company, Inc., Senior Notes, 7.125%, 10/02/25 (g)	B2	338
560	Boxer Parent Company, Inc., Senior Notes, 9.125%, 03/01/26 (g)	Caa2	557
810	Capstone Borrower, Inc., Senior Notes, 8%, 06/15/30 (g)	B2	800
1,950	Central Parent/CDK Global, Inc., Senior Notes, 7.25%, 06/15/29 (g)	B1	1,918
605	Cloud Software Group Holdings, Senior Notes, 6.50%, 03/31/29 (g)	B2	537
910	Cloud Software Group Holdings, Senior Notes, 9%, 09/30/29 (g)	Caa2	787
2,035	Entegris Inc., Senior Notes, 5.95%, 06/15/30 (g)	Ba2	1,948
805	General Digital, Inc., Senior Notes, 6.75%, 009/30/27 (g)	B1	801
662	General Digital, Inc., Senior Notes, 7.125%, 09/30/30 (g)	B1	662
275	Go Daddy, Inc., Senior Notes, 5.25%, 12/01/27 (g)	Ba3	263
475	Match Group Holdings II, LLC, Senior Notes, 3.625%, 10/01/31 (g)	Ba3	389

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2023 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$965	Match Group Holdings II, LLC, Senior Notes, 4.125%, 08/01/30 (g)	Ba3	$824
305	Match Group Holdings II, LLC, Senior Notes, 4.625%, 06/01/28 (g)	Ba3	279
295	Match Group Holdings II, LLC, Senior Notes, 5%, 12/15/27 (g)	Ba3	275
148	Match Group Holdings II, LLC, Senior Notes, 5.625%, 02/15/29 (g)	Ba3	140
920	McAfee Corporation, Senior Notes, 7.375%, 02/15/30 (g)	Caa2	800
475	Roblox Corporation, Senior Notes, 3.875%, 05/01/30 (g)	Ba2	399
510	Twilio, Inc., Senior Notes, 3.875%, 03/15/31	Ba3	425
245	Viavi Solutions, icn., Senior Notes, 3.75%, 10/01/29 (g)	Ba2	208
573	ZI Tech LLC, Senior Notes, 3.875%, 02/01/29 (g)	B1	491
			12,841
Lodging — .67%
370	Park Intermediate Holdings, LLC, Senior Notes, 4.875%, 05/15/29 (g)	B1	318
300	Park Intermediate Holdings, LLC, Senior Notes, 5.875%, 10/01/28 (g)	B1	276
630	RHP Hotel Properties, L.P., Senior Notes, 4.50%, 02/15/29 (g)	B1	558
75	RHP Hotel Properties, L.P., Senior Notes, 7.25%, 07/15/28 (g)	B1	76
			1,228
Manufacturing — 2.38%
535	Emerald Debt Merger Sub, LLC, Senior Notes, 6.625%, 12/15/30 (g)	Ba3	529
430	Gates Global, LLC, Senior Notes, 6.25%, 01/15/26 (g)	B3	423
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$325	Hillenbrand Inc., Senior Notes, 3.75%, 03/01/31	Ba1	$274
15	Hillenbrand Inc., Senior Notes, 5%, 09/15/26	Ba1	15
735	Madison IAQ, LLC, Senior Notes, 4.125%, 06/30/28 (g)	B2	647
420	Madison IAQ, LLC, Senior Notes, 5.875%, 06/30/29 (g)	Caa2	338
615	Mueller Water Products, Senior Notes, 4%, 06/15/29 (g)	Ba1	546
735	Sensata Technologies, Senior Notes, 4%, 04/15/29 (g)	Ba3	652
700	Sensata Technologies, Senior Notes, 5.875%, 09/01/30 (g)	Ba3	675
270	Stevens Holding Company, Inc., Senior Notes, 6.125%, 10/01/26 (g)	Ba3	271
			4,370
Metals & Mining — 2.58%
300	ATI, Inc., Senior Notes, 5.125%, 10/01/31	B2	268
708	Big River Steel, LLC, Senior Notes, 6.625%, 01/31/29 (g)	Ba2	699
315	Ero Copper Corporation, Senior Notes, 6.50%, 02/15/30 (g)	B1	271
455	FMG Resources, Senior Notes, 4.50%, 09/15/27 (g)	Ba1	425
445	FMG Resources, Senior Notes, 5.875%, 04/15/30 (g)	Ba1	422
370	GrafTech Global Enterprises, Inc., Senior Notes, 9.875%, 12/15/28 (g)	B1	367
1,145	Hecla Mining Company, Senior Notes, 7.25%, 02/15/28	B2	1,131
545	HudBay Minerals, Inc., Senior Notes, 6.125%, 04/01/29 (g)	B2	499
745	Novelis Corporation, Senior Notes, 4.75%, 01/30/30 (g)	Ba3	660
			4,742

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2023 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
Other Telecommunications — .16%
$475	Level 3 Financing, Inc., Senior Notes, 3.75%, 07/15/29 (g)	Ba3	$286
Real Estate Investment Trust Securities — 1.06%
85	Kilroy Realty, L.P., Senior Notes, 3.45%, 12/15/24	Baa2	80
915	Necessity Retail Inc., Senior Notes, 4.50%, 09/30/28 (g)	(e)	700
620	Service Properties Trust, Senior Notes, 4.35%, 10/01/24	B2	596
580	Service Properties Trust, Senior Notes, 7.50%, 09/15/25	B1	568
			1,944
Restaurants — 1.10%
572	Dave and Buster's, Inc., Senior Notes, 7.625%, 11/01/25 (g)	B1	580
723	YUM Brands, Inc., Senior Notes, 5.35%, 11/01/43	Ba3	633
760	YUM Brands, Inc., Senior Notes, 6.875%, 11/15/37	Ba3	806
			2,019
Retail — 2.75%
240	At Home Group, Inc., Senior Notes 4.875%, 07/15/28 (g)	Caa3	126
295	At Home Group, Inc., Senior Notes 7.125%, 05/12/28 (g)	Caa3	173
143	At Home Cayman, Inc., Senior Notes, 11.50%, 05/12/28 (g)	Caa3	139
1,005	Bath and Body Works, Inc., Senior Notes, 6.625%, 10/01/30 (g)	Ba2	965
65	Bath and Body Works, Inc., Senior Notes, 6.694%, 01/15/27	Ba2	65
355	Bath and Body Works, Inc., Senior Notes, 6.95%, 03/01/33	B1	318
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$350	Bath and Body Works, Inc., Senior Notes, 7.50%, 06/15/29	Ba2	$353
277	Bath and Body Works, Inc., Senior Notes, 9.375%, 07/01/25 (g)	Ba2	293
635	LSF9 Atlantis Holdings, LLC, Senior Notes, 7.75%, 02/15/26 (g)	B2	591
1,450	Petsmart, Inc., Senior Notes, 7.75%, 02/15/29 (g)	B3	1,439
660	QVC, Inc., Senior Notes, 4.45%, 02/15/25	B2	581
			5,043
Satellites — 1.93%
1,365	Connect Finco Sarl, Senior Notes, 6.75%, 10/01/26 (g)	B1	1,327
1,094	Hughes Satellite Systems, Inc., Senior Notes, 6.625%, 08/01/26	B2	1,023
445	Intelsat Jackson Holdings Ltd., Senior Notes, 6.50%, 03/15/30 (g)	B3	404
475	Telesat Canada, Senior Notes, 6.50%, 10/15/27 (g)	Caa3	190
650	Viasat, Inc., Senior Notes, 5.625%, 04/15/27 (g)	Ba3	605
			3,549
Services — 8.12%
451	Adtalem Global Education, Inc., Senior Notes, 5.50%, 03/01/28 (g)	Ba3	408
445	Advantage Sales and Marketing, Inc., Senior Notes, 6.50%, 11/15/28 (g)	B2	375
635	Albion Financing 1 S.a.r.l., Senior Notes, 6.125%, 10/15/26 (g)	B1	597
315	Albion Financing 1 S.a.r.l., Senior Notes, 8.75%, 04/15/27 (g)	B3	290
520	Allied Universal Holdco, LLC, Senior Secured Notes, 6%, 06/01/29 (g)	Caa2	385

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2023 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$1,300	Allied Universal Holdco, LLC, Senior Secured Notes, 9.75%, 07/15/27 (g)	Caa2	$1,147
195	AmeriGas Partners, L.P., Senior Notes, 5.50%, 05/20/25	B1	188
215	AmeriGas Partners, L.P., Senior Notes, 9.375%, 06/01/28 (g)	B1	218
440	Clarivate Science Holdings Corp., Senior Secured Notes, 4.875%, 07/01/29 (g)	Caa1	389
100	EG Global Finance plc, Senior Notes, 6.25%, 10/30/25 (EUR)	B3	104
1,095	EG Global Finance plc, Senior Notes, 6.75%, 02/07/25 (g)	B3	1,061
660	EG Global Finance plc, Senior Notes, 8.50%, 10/30/25 (g)	B3	640
760	Fair Isaac Corporation, Senior Notes, 4%, 06/15/28 (g)	Ba2	690
1,280	Gartner, Inc., Senior Notes, 3.625%, 06/15/29 (g)	Ba1	1,123
1,265	H&E Equipment Services, Senior Notes, 3.875%, 12/15/28 (g)	B2	1,097
100	Itelyum Regeneration, Senior Notes, 4.625%, 10/01/26 (g) (EUR)	B2	101
685	Presidio Holding, Inc., Senior Notes, 8.25%, 02/01/28 (g)	Caa1	651
465	Prime Security Services Borrower, LLC, Senior Notes, 5.75%, 04/15/26 (g)	Ba3	455
710	Prime Security Services Borrower, LLC, Senior Notes, 6.25%, 01/15/28 (g)	B3	662
290	Ritchie Bros. Holdings, Inc., Senior Notes, 6.75%, 03/15/28 (g)	Ba2	293
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
$390	Ritchie Bros. Holdings, Inc., Senior Notes, 7.75%, 03/15/31 (g)	B1	$406
29	Sabre GLBL, Inc., Senior Notes, 9.25%, 04/15/25 (g)	Ba3	27
257	Staples, Inc., Senior Notes 7.50%, 04/15/26 (g)	B3	212
320	Staples, Inc., Senior Notes 10.75%, 04/15/27 (g)	Caa2	186
1,460	TK Elevator U.S. Newco, Inc., Senior Notes, 5.25%, 07/15/27 (g)	B1	1,345
1,309	TK Elevator U.S. Newco, Inc., Senior Notes, 7.625%, 07/15/28 (g)	Caa1	1,188
775	United Rentals (North America), Inc., Senior Notes, 3.75%, 01/15/32	Ba2	656
			14,894
Supermarkets — .85%
540	Albertsons Companies, LLC, Senior Notes, 4.875%, 02/15/30 (g)	Ba3	497
160	Albertsons Companies, LLC, Senior Notes, 7.45%, 08/01/29	(e)	164
680	Iceland Bondco, Plc, Senior Notes, 4.625%, 03/15/25 (GBP)	B3	820
95	United Natural Foods, Inc., Senior Notes, 6.75%, 10/15/28 (g)	B2	79
			1,560
Transportation — .38%
730	Watco Companies, LLC, Senior Notes, 6.50%, 06/15/27 (g)	Caa1	694
Utilities — 6.50%
310	Calpine Corporation, Senior Notes, 4.50%, 02/15/28 (g)	Ba2	281
625	Calpine Corporation, Senior Notes, 5%, 02/01/31 (g)	B2	516
950	Calpine Corporation, Senior Notes, 5.125%, 03/15/28 (g)	B2	853
135	Pattern Energy Operations L.P., Senior Notes, 4.50%, 08/15/28 (g)	Ba3	122

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2023 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
CORPORATE DEBT SECURITIES — continued
$1,065	PG&E Corporation, Senior Notes, 5%, 07/01/28	B1	$976
1,300	PG&E Corporation, Senior Notes, 5.25%, 07/01/30	B1	1,162
530	Pike Corporation, Senior Notes, 5.50%, 09/01/28 (g)	B3	474
580	Talen Energy Supply, LLC, Senior Notes, 8.625%, 06/01/30 (g)	Ba3	600
1,795	TerraForm Global Operating, LLC, Senior Notes 6.125%, 03/01/26 (g)	Ba3	1,748
195	TransAlta Corporation, Senior Notes, 7.75%, 11/15/29	Ba1	201
950	Vistra Operations Company, LLC, Senior Notes, 4.375%, 05/01/29 (g)	Ba2	830
2,360	Vistra Operations Company, LLC, Senior Notes, 7%, (b)(g)	Ba3	2,059
2,270	Vistra Operations Company, LLC, Senior Notes, 8%, (b)(g)	Ba3	2,114
			11,936
Wireless Communications — .48%
950	Iliad Holdings SAS, Senior Notes, 6.50%, 10/15/26 (g)	B2	889
			889
	Total Corporate Debt Securities (Total cost of $267,064)		246,156
BANK DEBT SECURITIES — 7.54% (d)(f)
Aerospace & Defense — .11%
214	Peraton Holding Corporation, 12.651%, 02/01/29	(e)	207
Airlines — .35%
620	Mileage Plus Holdings, LLC, 10.213%, 06/21/27	Baa3	643
Automotive — .30%
556	Wand Newco 3 Inc., 7.59%, 02/05/26	B2	551
Principal Amount/Units		Moody's Rating (Unaudited)	Value (See Notes)
Broadcasting — .23%
$215	Diamond Sports Group, LLC, 12.775%, 5/25/26	(e)	$164
255	Neptune US Bidco, Inc., 14.485%, 10/11/29	(e)	250
			414
Energy — .14%
270	Prairie ECI Acquiror, LP, 9.59%, 03/11/26	B3	266
Information Technology — .38%
120	Banff Merger Sub Inc., 10.34%, 02/27/26	Caa2	116
600	RealPage Inc., 11.34%, 04/23/29	(e)	579
			695
Services — 2.66%
1,130	Ascend Learning, LLC, 10.556%, 12/10/29	Caa2	956
295	Celestial Saturn Parent, Inc., 11.375%, 06/4/29	Caa2	237
2,760	Ultimate Software Group, Inc., 10.032%, 05/03/27	Caa1	2,669
1,045	Ultimate Software Group, Inc., 8.032%, 05/04/26	B1	1,022
			4,884
Wireless Communications — 3.37%
3,664	Asurion LLC, 10.09%, 01/31/28	B3	3,108
3,670	Asurion LLC, 10.09%, 01/20/29	B3	3,069
			6,177
	Total Bank Debt Securities (Total cost of $15,066)		13,837
CONVERTIBLE BONDS — .16% (d)(f)
Automotive — .16%
265	Rivian Holdings LLC, Senior Notes, 4.625%, 03/15/29	(e)	292
	Total Convertible Bonds (Total cost of $261)		292

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2023 (Unaudited) — Continued (Dollar Amounts in Thousands)

Shares		Moody's Rating (Unaudited)	Value (See Notes)
PREFERRED STOCK — .16% (d)(f)
Financial — .16%
325	Alliant Services, Series A, Cvt, 9.75%, 01/02/24 Acquisition Date 11/06/20, Cost $320 (c)(h)	(e)	$294
	Total Preferred Stock (Total cost of $320)		294
COMMON STOCK — .94% (d)(f)
Healthcare — .66%
31,256	Avantor, Inc. (a)		642
2,163	Becton Dickinson and Company		571
			1,213
Manufacturing — .28%
2,102	Danaher Corporation		505
	Total Common Stock (Total cost of $1,526)		1,718
	TOTAL INVESTMENTS — 142.95% (d) (Total cost of $284,237)		262,297
	CASH AND OTHER ASSETS LESS LIABILITIES — (42.95)% (d)		(78,813)
	NET ASSETS — 100.00%		$183,484

(a)  Non-income producing

(b)  Perpetual security with no stated maturity date.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 (restricted security). Total market value of restricted securities (excluding Rule 144A securities) amounted to $294 or .16% of total net assets as of June 30, 2023.

(d)  Percentages indicated are based on total net assets to common shareholders of $183,484.

(e)  Not rated.

(f)  All of the Fund's investments and other assets are pledged as collateral in accordance with a credit agreement with The Bank of Nova Scotia.

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See notes to the portfolio of investments for valuation policy. Total market value of Rule 144A securities amounted to $193,651 as of June 30, 2023.

(h)  Level 3 in fair value hierarchy. See Note 1.

(EUR) Euro

(GBP) British Pound

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
June 30, 2023 (Unaudited)
(Dollars in thousands, except shares and per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $284,237 see Schedule of Investments and Note 1)	$262,297
CASH	1,400
RECEIVABLES:
Investment securities sold	199
Interest and dividends	4,800
PREPAID EXPENSES	40
UNREALIZED GAIN ON FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	7
DEFERRED OFFERING EXPENSES	94
Total assets	$268,837
Liabilities:
CREDIT AGREEMENT (Note 4)	$84,000
PAYABLES:
Investment securities purchased	1,066
Investment management fees (Note 3)	78
Interest on loan (Note 4)	14
ACCRUED EXPENSES	128
UNREALIZED LOSS ON FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	67
Total liabilities	$85,353
Net Assets	$183,484
Represented By:
COMMON STOCK:
$0.01 par value, 40,000,000 shares authorized, 23,374,744 shares issued and outstanding	$234
CAPITAL IN EXCESS OF PAR VALUE	239,668
DISTRIBUTABLE EARNINGS	(56,418)
Net Assets Applicable To Common Stock (Equivalent to $7.85 per share, based on 23,374,744 shares outstanding)	$183,484

Statement of Operations
For the Six Months Ended
June 30, 2023 (Unaudited) (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$9,515
Dividend income	50
Loan fee income	3
Other income	17
Total investment income	$9,585
Expenses:
Cost of leverage:
Interest expense (Note 4)	$2,428
Loan fees (Note 4)	12
Total cost of leverage	$2,440
Professional services:
Investment Advisor (Note 3)	$472
Legal	119
Custodian and transfer agent	116
Audit	31
Total professional services	$738
Administrative:
General administrative (Note 6)	$289
Directors	129
Insurance	66
Shareholder communications	20
Shareholder meeting	14
NYSE	13
Total administrative	$531
Total expenses	$3,709
Net investment income	$5,876
Realized and Unrealized Gain (Loss) on Investment Activities:
Net realized loss
Investments	$(4,288)
Forward currency exchange contracts	(17)
Foreign currency transactions	(1)
Net realized loss	$(4,306)
Change in net unrealized gain (loss)
Investments	$9,585
Forward currency exchange contracts	(44)
Change in net unrealized gain	9,541
Net gain on investments	$5,235
Net increase in net assets resulting from operations	$11,111

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except shares and per share amounts)

	Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022
From Operations:
Net investment income	$5,876	$13,132
Realized loss on investments and currencies, net	(4,306)	(7,357)
Change in net unrealized appreciation (depreciation) on investments and other financial instruments	9,541	(43,271)
Net increase (decrease) in net assets resulting from operations	$11,111	$(37,496)
Distributions to Common Stockholders:
Distributable earnings ($.20 and $.60 per share in 2023 and 2022, respectively)	$(4,675)	$(14,072)
Total net increase (decrease) in net assets	$6,436	$(51,568)
Net Assets Applicable to Common Stock:
Beginning of period	$177,048	$228,616
End of period	$183,484	$177,048

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

	For the Six Months Ended June 30, 2023	For the Years Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
NET ASSET VALUE:
Beginning of period	$7.57	$9.78	$9.79	$10.02	$8.90	$10.19
NET INVESTMENT INCOME	.25	.56	.64	.63	.62	.66
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	.23	(2.17)	.03	(.21)	1.16	(1.25)
TOTAL FROM INVESTMENT OPERATIONS	.48	(1.61)	.67	.42	1.78	(.59)
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.20)	(.60)	(.68)	(.65)	(.66)	(.70)
TOTAL DISTRIBUTIONS	(.20)	(.60)	(.68)	(.65)	(.66)	(.70)
NET ASSET VALUE:
End of period	$7.85	$7.57	$9.78	$9.79	$10.02	$8.90
PER SHARE MARKET VALUE:
End of period	$6.65	$6.60	$9.33	$8.68	$9.13	$7.56
TOTAL INVESTMENT RETURN†	3.79%	(23.19)%	15.62%	2.94%	30.09%	(12.70)%

  †  Total investment return is calculated assuming a purchase of $1,000 of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Total returns for periods less than one year are not annualized. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period — Continued

	For the Six Months Ended June 30, 2023	For the Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$183,484	$177,048	$228,616	$228,878	$234,085	$207,893

EXPENSE RATIOS:

Ratio of interest expense to average net assets	2.67	%*	1.13%	.35%	.57%	1.26%	1.16%
Ratio of leverage expenses to average net assets	.01	%*	.01%	.01%	.01%	.01%	.01%
Ratio of operating expenses to average net assets	1.40	%*	1.34%	1.14%	1.20%	1.16%	1.18%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS	4.08	%*	2.48%	1.50%	1.78%	2.43%	2.35%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	6.47	%*	6.75%	6.46%	6.80%	6.38%	6.77%
PORTFOLIO TURNOVER RATE	14.83%		37.82%	50.73%	53.11%	65.64%	71.56%

  (a)  Dollars in thousands.

  *  Annualized

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	For the Six Months Ended June 30, 2023	As of December 31,
	(Unaudited)	2022	2021	2020	2019	2018
TOTAL AMOUNT OUTSTANDING:
Credit Agreement	$84,000,000	$84,000,000	$84,000,000	$84,000,000	$91,000,000	$91,000,000
ASSET COVERAGE:
Per $1,000 borrowed under Credit Agreement (1)	$3,184	$3,108	$3,722	$3,725	$3,572	$3,285
Credit Agreement Asset Coverage (2)	318%	311%	372%	372%	357%	328%

  (1)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility, (per $1,000 of amount borrowed).

  (2)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Cash Flows (Dollars in thousands)

For the Six Months Ended June 30, 2023 (Unaudited)
Cash Flows From Operating Activities:
Purchases of portfolio securities	$(41,307)
Sales of portfolio securities	38,562
Interest and dividends received	9,304
Operating expenses paid	(3,718)
Net cash provided by operating activities	$2,841
Cash Flows From Financing Activities:
Common stock dividends	$(5,890)
Net cash used by financing activities	$(5,890)
Net Decrease in Cash	$(3,049)
Cash at Beginning of Period	4,449
Cash at End of Period	$1,400
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchases of portfolio securities	$(41,307)
Sales of portfolio securities	38,562
Net increase in net assets resulting from operations	11,111
Amortization of interest	(81)
Net realized loss on investments and currencies	4,306
Change in net unrealized appreciation on investments and other financial instruments	(9,541)
Increase in interest and dividend receivable	(200)
Decrease in prepaid expenses	40
Decrease in accrued expenses and other payables	(49)
Net cash provided by operating activities	$2,841

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
June 30, 2023 (Unaudited)

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services Investment Companies". The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—The Fund's Board of Directors has adopted policies and procedures to fair value securities that are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. Except as otherwise described below, the Fund's investments are valued based on evaluated bid prices provided by an independent pricing service. Independent pricing services provide prices based primarily on quotations from dealers and brokers, market transactions, data accessed from quotations services, offering sheets obtained from dealers and various relationships among similar securities. Investments whose primary market is on an exchange are valued at the last sale price on the day of valuation. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates the fair value of such investments. Investments for which market prices are not yet provided by an independent pricing service (primarily newly issued fixed-income corporate bonds and notes) shall be valued at the most recently quoted bid price provided by a principal market maker for the security. Fair value measurements are further discussed in section (f) of this footnote.

(b)  Foreign Currency—Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U. S. dollar amounts on the respective dates of such transactions.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2023 (Unaudited)

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transaction, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(c)  Foreign Currency Forward Exchange Contracts—The Fund may enter into foreign currency forward exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. The Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(d)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Loan fee income is recorded when received. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(e)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(f)  Fair Value Measurement—The Fund applies ASC 820 "Fair Value Measurements and Disclosures". This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2023 (Unaudited)

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund's major asset and liability categories is as follows.

Debt securities (corporate, U.S. Treasury, convertible & bank debt). The fair value of debt securities is provided by independent pricing services using quotations from dealers and brokers, market transactions, data from quotations services, offering sheets and various relationships between securities. While most corporate bonds are categorized in level 2 of the fair value hierarchy, there may be instances where less observable inputs necessitate a level 3 categorization.

Equity securities (preferred and common stock). Equity securities for which the primary market is on an exchange will be valued at the last sale price on the day of valuation and are categorized in level 1 of the fair value hierarchy. Other equity securities traded in inactive markets or valued by independent pricing services using methods similar to debt securities are categorized in level 2. The fair value of equity securities in which observable inputs are unavailable are categorized in level 3.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely the values would be categorized in level 2 of the fair value hierarchy.

Forwards are valued at the unrealized gain or loss on the contract as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Forwards are categorized in level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2023 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Investments
Debt Securities*	$—	$260,285	$—	$260,285
Preferred Stock
Financial	—	—	294	294
Common Stock
Healthcare	1,213	—	—	1,213
Manufacturing	505	—	—	505
Total Investments	$1,718	$260,285	$294	$262,297
Forward Currency Exchange Contracts	$—	$(60)	$—	$(60)

*  Debt Securities — Type of debt and industries are shown on the Schedule of Investments.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2023 (Unaudited)

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs.

Asset Type	Fair Value as of June 30, 2023	Valuation Techniques	Unobservable Input	Input Values	Impact to Valuation from an increase to input
Alliant Services, Convertible preferred stock	$294,000	Yield analysis model	Private placement issuance	Model	Increase

The Fund owned one Level 3 security at June 30, 2023. It is identified on the Schedule of Investments with a footnote (h) and has a value of $294,000. The value was determined by the Valuation Committee of the Fund's investment advisor, T. Rowe Price, under procedures approved by the Board of Directors. The techniques used to arrive at this valuation take into account the lack of trading, lack of vendor coverage, resale restrictions, company specific or industry events and other market factors. The value is derived based on a model that was setup using the yield analysis functionality.

The following is a reconciliation of Fund investments using Level 3 inputs for the period:

Securities (000's)
Balance, December 31, 2022	$—
Transfers in	294
Change in unrealized depreciation	—
Balance, June 30, 2023	$294

(2) Tax Matters and Distributions

At June 30, 2023, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $284,808,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $1,758,000. Aggregate gross unrealized loss on securities in which there was an excess of tax cost over value was approximately $24,269,000. Net unrealized loss on investments for tax purposes at June 30, 2023 was approximately $22,511,000.

At December 31, 2022, the Fund had approximate capital loss carryforwards available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Character	Expiration Date
$8,606,000	Short-term	None
20,532,000	Long-term	None
$29,138,000

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the "Act"), losses incurred in the 2011 fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before the capital losses incurred prior to the enactment of the Act.

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforwards.

The tax character of distributions paid to common shareholders in 2022 and 2021 of approximately $14,072,000 and $15,834,000, respectively, was from ordinary income.

As of December 31, 2022, the components of distributable earnings on a tax basis were approximately:

Unrealized Loss on Investments	$(32,267,000)
Capital Loss Carryforwards	(29,138,000)
Other Accumulated Losses	(1,519,000)
Undistributed Net Investment Income	70,000
$(62,854,000)

The difference between components of distributable earnings on a tax basis and amounts in accordance with generally accepted accounting principals ("GAAP")

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2023 (Unaudited)

are primarily due to market discount and premium adjustments, wash sales, and the recognition of unrealized gain on currency forward contracts. GAAP also requires components related to permanent differences of net assets to be classified differently for financial reporting purposes than for tax reporting purposes. These differences have no net effect on the net asset value of the Fund. As of December 31, 2022, there were no financial reporting reclassifications recorded to the net asset accounts.

As of December 31, 2022, the Fund had $1,473,000 of post-October losses which are deferred until fiscal year 2023 for tax purposes. The other accumulated losses of $45,000 were incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund is required to amortize market discounts and premiums for financial reporting purposes. This results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2019-2021, or expected to be taken in the Fund's 2022 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $472,000 in management fees during the six months ended June 30, 2023. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common stock and amounts borrowed under the credit facility. At June 30, 2023, the fee payable to T. Rowe Price was approximately $78,000, as shown on the accompanying statement of assets and liabilities.

(4) Bank Credit Agreement

The Fund has a credit agreement with The Bank of Nova Scotia pursuant to which the Fund may borrow up to an aggregate amount of $100,000,000. On June 30, 2023 the total amount outstanding on the loan was $84,000,000. The term of the facility has been extended to October 2023. Amounts borrowed under the credit facility bear interest at an adjustable rate based on a margin above SOFR (Secured Overnight Financing Rate). The rate paid on these borrowings is approximately 6.10% and will be in effect until July 31, 2023 at which time the rate will be reset. For the six months ended June 30, 2023 the weighted average rate on the loan was approximately 5.83% and the maximum amount borrowed during the period was $84,000,000.

The Fund pays a commitment fee to The Bank of Nova Scotia at a rate of .15% per annum for any unused portion of borrowings not to exceed $100,000,000. For the six months ended June 30, 2023 the Fund paid approximately $12,000 for this commitment.

The Fund has granted to The Bank of Nova Scotia a security interest in the investments and other assets of the Fund in accordance with the Credit Agreement.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2023 (Unaudited)

(5) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the six months ended June 30, 2023 were approximately:

Cost of purchases	$42,222,000
Proceeds of sales or maturities	$38,773,000

(6) Related Party Transactions

The Fund paid approximately $100,000 during the six months ended June 30, 2023 to the president of the Fund for her services as an officer and employee of the Fund.

(7) Derivative Contracts (Currency Amounts in Thousands)

Forward Currency Exchange Contracts—As of June 30, 2023 the Fund had forward currency exchange contracts outstanding as follows:

Counterparty	Settlement Date	Receive (Deliver)		Asset	Liability	Unrealized Appreciation (Depreciation)
JP Morgan	7/5/23	EUR	82	$90	$90	$—
Royal Bank of Canada	7/5/23	EUR	1,601	1,747	1,747	—
Bank of America	7/5/23	EUR	(120)	129	131	(2)
UBS	7/5/23	EUR	(71)	76	77	(1)
Royal Bank of Canada	7/5/23	EUR	(1,142)	1,220	1,246	(26)
JP Morgan	7/5/23	EUR	(367)	393	400	(7)
State Street Bank	7/5/23	EUR	16	17	17	—
Royal Bank of Canada	8/2/23	EUR	(1,601)	1,750	1,750	—
State Street Bank	8/2/23	EUR	(16)	17	17	—
Canadian Imperial Bank of Commerce	7/5/23	GBP	777	987	980	7
Royal Bank of Canada	7/5/23	GBP	(738)	913	937	(24)
JP Morgan	7/5/23	GBP	(39)	50	50	—
Canadian Imperial Bank of Commerce	8/2/23	GBP	(777)	980	987	(7)
Net unrealized loss on open forward currency exchange contracts						$(60)

Fair Value of Derivative Instruments—The fair value of derivative instruments as of June 30, 2023 was as follows:

	Asset Derivatives June 30, 2023
	Statement of Assets and Liabilities Location	Fair Value
Forward currency contracts	Unrealized gain on forward currency exchange contracts	$7
	Unrealized loss on forward currency exchange contracts	$(67)

The effect of derivative instruments that are included on the Statement of Operations for the six months ended June 30, 2023 was as follows:

Amount of Realized Loss on Derivatives
Forward currency exchange contracts	$(17)
Change in Unrealized Depreciation on Derivatives
Forward currency exchange contracts	$(44)

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2023 (Unaudited)

(8) Other Matters

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect the Fund's performance, the performance of the securities in which the Fund Invests and may lead to losses on your investment in the Fund.

Russia's invasion of Ukraine in February 2022 has had, and may continue to have, adverse effects on global economic markets for securities and commodities.

A number of governments, including the United States, enacted broad economic sanctions against Russia. The sanctions have created on-going negative effects on global markets performance and liquidity, including on companies that do not have any direct exposure to Russian or Ukrainian issuers.

(9) Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2023.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form NPORT-P (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room.

Compliance with CFTC Regulation of Transactions in Commodity Interests

The Fund does not currently intend to engage in transactions in commodity interests such as futures contracts, options on futures contracts, and swaps. However, the Fund may in the future enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. In addition, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. To the extent it engages in transactions in commodity interests, the Fund expects their use to be limited such that the Fund may claim the exclusion from the definition of the term "commodity pool operator" available under Regulation 4.5 of the Commodity Futures Trading Commission under the Commodity Exchange Act, and will not therefor be subject to regulation as a pool operator under the Commodity Exchange Act.

Common Stock Transactions

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Directors

Joseph L. Bower
Stuart A. McFarland
Marguerite A. Piret
Ellen E. Terry
Luis M. Viceira

Officer

Ellen E. Terry – President, Treasurer, Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Corporation
One Congress Street
Boston, MA 02114

Transfer Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937-5449
Web site: www.astfinancial.com

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

The New
America
High Income
Fund, Inc.

Semi-Annual

Report

June 30, 2023

Item 2 -	Code of Ethics - Not required in semi-annual filing.

Item 3 -	Audit Committee Financial Experts - Not required in a semi-annual filing.

Item 4 -	Principal Accountant Fees and Services - Not required in semi-annual filing.

Item 5 -	Audit Committee of Listed Registrant - Not required in semi-annual filing.

Item 6 -	Schedule of Investments - Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not required in semi-annual filing.

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies - Not required in semi-annual filing.

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Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not applicable.

Item 10 -	Submission of Matters to a Vote of Security Holders - Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12 - Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies - None.

ITEM 13. EXHIBITS.

(a)(1)	Not Applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not Applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	September 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President and Treasurer
Date:	September 6, 2023

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